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                                                                    EXHIBIT 21.1

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NAME OF SUBSIDIARY                                                                               STATE OF FORMATION
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
Symbion Ambulatory Resource Centres, Inc.                                                            Tennessee
SRE/Asheville Land Company, LLC                                                                      Tennessee
ARC Financial Services Corporation                                                                   Tennessee
ARC Development Corporation                                                                          Tennessee
ARC of Georgia, LLC d/b/a Premier Surgery Center                                                     Tennessee
ARC of Seattle, Westlake, LLC                                                                        Tennessee
Ambulatory Resource Centres of Florida, Inc.                                                          Florida
Orlando Surgery Center II, Ltd. d/b/a Orlando Surgery Center                                          Florida
Orlando Surgery Center Real Estate Partnership, Ltd.                                                  Florida
Ambulatory Resource Centres of Texas, Inc.                                                           Tennessee
Central Austin Ambulatory Surgery Center, L.P.                                                       Tennessee
Health Resource Centres, Inc.                                                                        Tennessee
SymbionARC Management Services, Inc.                                                                 Tennessee
Ambulatory Resource Centres Investment Company, Inc.                                                 Washington
ARC Dry Creek, Inc.                                                                                  Tennessee
Dry Creek Surgery Center, LLC                                                                         Colorado
Ambulatory Resource Centres of Massachusetts, Inc.                                                   Tennessee
ARC Worcester, L.P.                                                                                  Tennessee
Ambulatory Resource Centres of Wilmington, Inc.                                                      Tennessee
Wilmington Surgery Center, L.P.                                                                      Tennessee
Ambulatory Resource Centres of Washington, Inc.                                                      Tennessee
ARC of Bellingham, L.P.                                                                              Tennessee
SARC/Deland, Inc.                                                                                    Tennessee
Surgicare of Deland, Inc.                                                                             Florida
Deland Surgery Center, Ltd.                                                                           Florida
SARC/Metairie, Inc.                                                                                  Tennessee
The Hand Surgery Center of Louisiana, L.P.                                                           Tennessee
SARC/Jacksonville, Inc.                                                                              Tennessee
Jacksonville Beach Surgery Center, L.P. d/b/a Jacksonville Beach Surger Center                       Tennessee
ARC New Hartford, Inc.                                                                               Tennessee
ARC Burrstone Center, L.P.                                                                            Delaware
SARC/Knoxville, Inc.                                                                                 Tennessee
University Ambulatory Surgical Center                                                                Tennessee
SARC/FW, Inc.                                                                                        Tennessee
HMFW Surgery Center, L.P.                                                                              Texas
SARC/Asheville, Inc.                                                                                 Tennessee
Orthopaedic Surgery Center of Asheville, L.P.                                                        Tennessee
SARC/Ft. Myers, Inc.                                                                                 Tennessee
Physicians Surgery Center, LLC d/b/a Lee Island Coast Surgery Center                                  Delaware
SARC/San Antonio, LLC                                                                                Tennessee
Northeast Baptist Surgery Center, LLC                                                                  Texas
SARC/Largo, Inc.                                                                                     Tennessee
Largo Surgery, LLC d/b/a West Bay Surgery Center                                                      Florida
SARC/West Houston, LLC                                                                               Tennessee
East Houston Surgery Center, Ltd.                                                                      Texas
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
SARC/Circleville, Inc.                                                                               Tennessee
Townsend Pelias, Ltd.                                                                                   Ohio
SARC/Taos, Inc.                                                                                      Tennessee
Taos Surgery Center, L.P.                                                                            Tennessee
SARC/Lakewood, Inc.                                                                                  Tennessee
Colorado Surgical Center, L.P.                                                                       Tennessee
SARC/Atlanta, Inc.                                                                                   Tennessee
Ambulatory Surgery Center/Atlanta, L.P.                                                              Tennessee
SARC/Largo Pain & G.I., Inc.                                                                         Tennessee
Largo Pain & Gastroenterology Surgery Center, L.P.                                                   Tennessee
The Surgery Center of Ocala, LLC                                                                     Tennessee
SARC/Fort Myers University Eye, Inc.                                                                 Tennessee
Ambulatory Surgery Center of Cool Springs, LLC                                                       Tennessee
ARC Kentucky, LLC                                                                                    Tennessee
Tuscarawas Ambulatory Surgery Center, LLC                                                               Ohio
The Healthcare Airplane Group, LLC                                                                   Tennessee
Symbion Imaging, Inc.                                                                                Tennessee
SI/Dry Creek, Inc.                                                                                   Tennessee
Dry Creek Imaging, LLC                                                                                Delaware
Symbion Physician Services, Inc.                                                                     Tennessee
UniPhy Healthcare of Maine I, Inc.                                                                   Tennessee
UniPhy Healthcare of Eugene/Springfield I, Inc.                                                      Tennessee
UniPhy Healthcare of Fredericksburg, Inc.                                                            Tennessee
UniPhy Healthcare of Johnson City I, Inc.                                                            Tennessee
UniPhy Healthcare of Johnson City II, Inc.                                                           Tennessee
UniPhy Healthcare of Johnson City III, Inc.                                                          Tennessee
UniPhy Healthcare of Johnson City IV, Inc.                                                           Tennessee
UniPhy Healthcare of Johnson City V, Inc.                                                            Tennessee
UniPhy Healthcare of Johnson City VI, Inc.                                                           Tennessee
UniPhy Healthcare of Louisville, Inc.                                                                Tennessee
UniPhy Healthcare of Memphis I, Inc.                                                                 Tennessee
UniPhy Healthcare of Memphis II, Inc.                                                                Tennessee
UniPhy Healthcare of Memphis III, Inc.                                                               Tennessee
UniPhy Healthcare of Memphis IV, Inc.                                                                Tennessee
UniPhy Healthcare - West, Inc.                                                                       Tennessee
UniPhy IPA Management Company X, Inc.                                                                Tennessee
Physicians Surgical Care, Inc.                                                                        Delaware
Physicians Surgical Care Management, Inc.                                                             Delaware
PSC Operating Company, LLC                                                                            Delaware
Houston PSC I, Inc.                                                                                    Texas
Houston PSC, LP                                                                                        Texas
CMMP Surgical Center, LLC                                                                             Missouri
Texarkana Surgery Center GP, Inc.                                                                      Texas
Texarkana Surgery Center, LP                                                                          Delaware
Physician Surgical Specialty Hospital, LLC                                                           Louisiana
Village SurgiCenter, Inc.                                                                             Delaware
Village SurgiCenter, Limited Partnership                                                              Delaware
PSC Development Company, LLC                                                                          Delaware
Lubbock SurgiCenter, Inc.                                                                              Texas
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
Northstar Surgical Center, LP                                                                          Texas
PSC of New York, LLC                                                                                  Delaware
South Shore Operating Company, LLC                                                                    Delaware
Ambulatory Surgical Associates, LLC                                                                  New Jersey
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